UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 4, 2013

Brown-Forman Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	002-26821	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On December 4, 2013, Brown-Forman Corporation issued a press release reporting its operating results for the second fiscal quarter and six month period ended October 31, 2013.  A copy of this press release is attached hereto as Exhibit 99.1.

The information pursuant to this Item 2.02 - Results of Operations and Financial Condition, including the information in Exhibit 99.1, is being furnished and shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Brown-Forman Corporation Press Release dated December 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Brown-Forman Corporation
(Registrant)

December 4, 2013                                                     s/  Holli H. Lewis
(Date)                                                                              Holli H. Lewis
Vice President, Assistant General Counsel –Corporate, and Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Brown-Forman Corporation Press Release dated December 4, 2013.